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                                                                    EXHIBIT 10.2

                   AGREEMENT AND AMENDMENT TO RIGHTS AGREEMENT

1. GENERAL BACKGROUND. In accordance with Section 21 of the Rights Agreement (the "Agreement") between STATE STREET BANK AND TRUST COMPANY ( "State Street Bank") and BIOGEN, INC. ("Biogen") dated May 8, 1999 (the "Agreement"), State Street Bank, Biogen and EquiServe Trust Company, N.A. ("EquiServe") desire to enter into this Agreement and Amendment in order to effect the appointment of EquiServe to replace State Street Bank as Rights Agent under the Agreement.

2. EFFECTIVE DATE. This Agreement and Amendment shall be effective as of May 31, 2002 (the "Effective Date"). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

3. AGREEMENT. Biogen, State Street Bank and EquiServe hereby agree that EquiServe shall be appointed as Rights Agent as of the Effective Date and State Street Bank shall resign as Rights Agent immediately upon the appointment of EquiServe as Rights Agent. In accordance therewith, Biogen hereby appoints EquiServe to act as Rights Agent in accordance with the terms and conditions of the Agreement, as amended by this Agreement and Amendment, and EquiServe hereby accepts such appointment as of the Effective Date. EquiServe represents, warrants and covenants to Biogen that it is, and will continue to be for so long as it is Rights Agent, a corporation or trust company organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and individually or combined with an affiliate has a combined capital and surplus of at least $100 million dollars. As of the Effective Date, EquiServe shall be vested with, and subject to, the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under the Agreement without further act or deed. State Street Bank hereby represents, warrants and covenants to Biogen and EquiServe that it will deliver and transfer to EquiServe any and all property related to the Agreement held by it as of the Effective Date, and execute and deliver any further assurance, conveyance, act or deed necessary to effect the purpose of this Agreement and Amendment and the appointment of EquiServe as Rights Agent in replacement of State Street Bank. State Street Bank represents, covenants and warrants to Biogen that it was in full compliance with all provisions in the Agreement applicable to it as of the Effective Date.

4.    AMENDMENTS TO THE AGREEMENT.
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      a.    The definition of "Rights Agent" in the first paragraph of the
            Agreement is hereby changed from "State Street Bank and Trust Company, a Massachusetts Trust Company" to "EquiServe Trust Company, N.A, a Massachusetts Trust Company".

      b. The notice address for the Rights Agent in Section 26 of the Agreement shall be deleted in its entirety and replaced with "EquiServe Trust Company, N.A, a Massachusetts Trust Company, 150 Royall Street, Canton, Massachusetts, 02021, Attention: Client Administration".

5. Except as amended by this Agreement and Amendment, the Agreement and all schedules or exhibits thereto shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of this 31st day of May, 2002.

BIOGEN, INC.                            STATE STREET BANK AND TRUST COMPANY

/s/ Anne Marie Cook                     /s/ Charles Rossi
---------------------------             ------------------------------
Anne Marie Cook                         Charles Rossi
Vice President - Chief                  Division President
  Corporate Counsel

                                        EquiServe Trust Company, N.A.

                                        /s/ Carol Mulvey-Eri
                                        -----------------------------
                                        Carol Mulvey-Eri
                                        Managing Director